Operating Profit	12 Months Ended
Feb. 28, 2021
Disclosure of profit (loss) from operating activities [text block] [Abstract]
OPERATING PROFIT
21.	OPERATING PROFIT

	Notes	2021	2020	2019
		Figures in Rand thousands
Operating profit is stated after accounting for the following charges:
Auditor remuneration		13,347	6,282	4,841
– Current year (audit services)		13,347	6,207	4,841
– Current year (other services)		-	75	–
Depreciation of property, plant and equipment	5	372,936	282,976	238,515
Amortization of capitalized commission assets	6	46,957	31,262	22,996
Amortization of intangible assets	7	25,856	12,786	2,005
Write down of inventory to net realizable value		-	7,623	10,230
Research and development		100,138	44,924	48,284
Employee costs[1]		396,369	325,686	337,848
Defined contribution plan		21,742	17,731	19,062

In the current year, direct costs for provision of motor vehicles to sales staff are disclosed as sales and marketing expense (ZAR11.9 million, 2020:ZAR13.1 million, 2019:ZAR7.6 million), previously this was disclosed as general and administration costs, to better reflect the underlying nature. The error was corrected prospectively as the impact to comparative amounts is not material.

In the current year, the amortization of capitalized R&D is disclosed as research and development (ZAR23 million, 2020: ZAR9.2 million, 2019: Nil), previously this was disclosed as general and administration costs, to better reflect the underlying nature. The error was corrected prospectively as the impact to comparative amounts is not material.

[1]	After offsetting government grant received ZAR16.7m (2020: Nil, 2019: Nil).